Contingencies, letters of credit and other commitments	12 Months Ended
Dec. 31, 2023
Disclosure Of Commitments And Contingencies [Abstract]
Contingencies, letters of credit and other commitments
27.
Contingencies, letters of credit and other commitments
a)
Contingencies

There are pending operational and personnel related claims against the Group. In the opinion of management, these claims are adequately provided for in long-term provisions on the consolidated statements of financial position and settlement should not have a significant impact on the Group’s financial position or results of operations.

b)
Letters of credit

As at December 31, 2023, the Group had $106.2 million of outstanding letters of credit (2022 - $66.8 million).

c)
Other commitments

As at December 31, 2023, the Group had $62.3 million of purchase commitments (2022 – $149.8 million) and $44.4 million of purchase orders for leases that the Group intends to enter into and that are expected to materialize within a year (2022 – $13.9 million).

On December 22, 2023, the Group has signed a definitive agreement to acquire Daseke, Inc., a flatbed and specialized transportation and logistics company in North America, for $8.30 in cash per common share, including merger consideration for the common stock, retirement of Daseke's preferred stock, payoff or assumption of outstanding debt, net of cash and estimated transaction fees and expenses, estimated at $1.1 billion. The transaction is subject to approval of holders of a majority of the outstanding shares of Daseke common stock and other customary closing conditions, including regulatory approvals, and is expected to close during the second quarter of 2024.